SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 29, 2003

Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2003-2

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-103709 333-10370902	83-0349353 43-6903059

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road, Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)

(248) 754-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
Opinion of Mayer, Brown, Rowe & Maw LLP
Opinion of Mayer, Brown, Rowe & Maw LLP

Item 5. Other Events.

     The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 1.14563% Auto Loan Asset Backed Notes, Class A-2 1.55% Auto Loan Asset Backed Notes, Class A-3 2.27% Auto Loan Asset Backed Notes, and Class A-4 2.94% Auto Loan Asset Backed Notes (the “Notes”) by Volkswagen Auto Loan Enhanced Trust 2003-2 described in the Final Prospectus Supplement dated October 22, 2003.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit
No.	Document Description

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to the legality of the Notes

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibits 5.1 and 8.1)

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Volkswagen Public Auto Loan Securitization, LLC and the Co-Registrant, Volkswagen Auto Loan Enhanced Trust 2003-2 by its Administrator, VW Credit, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2003	VOLKSWAGEN PUBLIC AUTO LOAN SECURITIZATION, LLC

	By: Name: Title:	/s/ Peter Schupp Peter Schupp Treasurer

	By: Name: Title:	/s/ LeSha Thorpe LeSha Thorpe Assistant Treasurer

October 29, 2003	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2003-2

	By:	VW Credit, Inc., as Administrator of the Volkswagen Auto Loan Trust 2003-2

	By: Name: Title:	/s/ Peter Schupp Peter Schupp President

	By: Name: Title:	/s/ LeSha Thorpe LeSha Thorpe Assistant Treasurer